UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2026, Lixte Biotechnology Holdings, Inc., (the “Company”), Nomad Transportable Power Systems, Inc (“Nomad”) and NBD Merger Sub, Inc., (“Merger Sub”), entered into a Merger Agreement (the Merger Agreement), pursuant to which Merger Sub will merge with and into NOMAD, with NOMAD surviving as a wholly-owned subsidiary of the Company (the “Merger”).

At the Effective Time (as defined in the Merger Agreement) of the Merger, each share of NOMAD common stock outstanding immediately prior to the Effective Time (other than dissenting shares and shares held by unaccredited stockholders) will be converted into the right to receive a pro rata portion of (i) up to 50,500 shares of newly designated Series D Convertible Preferred Stock of the Company (the “Exchange Preferred Shares”), having an original issue price of $1,000 per share and convertible into up to 50,500,000 shares of the Company’s Common Stock at a conversion price of $1.00 per share, and (ii) up to 3,000,000 shares of the Company’s Common Stock (the “Exchange Common Shares” and, together with the Exchange Preferred Shares, the “Merger Consideration”). The Series D Convertible Preferred Stock will be non-voting until the Company’s stockholders approval of the conversion is obtained. Unaccredited stockholders of NOMAD will receive cash in lieu of shares, based on the 60-day volume-weighted average price of Company’s common stock.

Additionally, the Company is required to hold a meeting of its stockholders within 60 days following the closing of the Merger to vote on, among other things, the approval of the conversion of the Series D Convertible Preferred Stock into shares of the Company’s common stock, an increase in authorized shares, and the election of directors. The Company has also agreed to file a resale registration statement covering the shares of common stock issuable upon conversion of the Series D Convertible Preferred Stock within 30 days following receipt of stockholder approval.

The closing of the Merger is subject to customary conditions, including, among others: (i) the Company having at least $16,500,000 in unrestricted cash at closing (the “Closing Cash Condition”); (ii) execution of irrevocable proxies representing not less than 33% of the Company’s Common Stock in favor of approving the conversion of the Series D Convertible Preferred Stock; (iii) approval of the Exchange Common Shares for listing on The Nasdaq Capital Market; (iv) appointment of John Travaglini to the Company’s Board of Directors and as Chief Executive Officer of Merger Sub; and (v) appointment of Nomad designee(s) to the Company’s Board of Directors.

The Merger Agreement may be terminated at any time prior to the closing: (i) by mutual written consent of the parties; (ii) by either party if the Merger has not been consummated by the date that is 120 days after the date of the Merger Agreement (the “Outside Date”); (iii) by either party if a governmental order makes the transactions illegal or permanently prohibits the Merger; (iv) by either party upon a material breach by the other party that is not cured within 20 days of written notice; or (v) by NOMAD if the Company fails to satisfy the Closing Cash Condition within five (5) business days prior to the Outside Date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Exchange Preferred Shares and the Exchange Common Shares is incorporated herein by reference.

The Exchange Preferred Shares and the Exchange Common Shares to be issued in connection with the Merger will be issued in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The issuance of such securities will not involve a public offering, and the recipients will acquire the securities for investment purposes and not with a view toward distribution.

Item 7.01 Regulation FD Disclosure.

On June 12, 2026, the Company issued a press release announcing the signing of the Merger Agreement.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 11, 2026, by and among Lixte Biotechnology Holdings, Inc., NBD Merger Sub, Inc., and NOMAD Transportable Power Systems, Inc.*
99.1	Press Release, dated June 12, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

* Certain schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2026	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
President and Chief Executive Officer